UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/06/2011

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33008

Delaware	98-0221142
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2300 Carillon Point, Kirkland, Washington 98033
(Address of principal executive offices, including zip code)

(425) 278-7100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

As reported on February 11, 2011, ICO Global Communications (Holdings) Limited, together with various of its subsidiaries, including ICO Satellite Limited (collectively, "ICO"), entered into an agreement with Jay & Jayendra (Pty) Ltd, a South African corporation, together with certain of its affiliates (collectively, "J&J Group"), pursuant to which ICO granted to J&J Group an option (the "Option") to acquire substantially all of the assets that ICO holds in connection with its medium earth orbit satellite system. On April 6, 2011, J&J Group elected to exercise the Option. Closing of the transaction will occur following receipt of regulatory approvals and the satisfaction of certain other conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

Date: April 08, 2011	By:	/s/ Timothy M. Dozois
Timothy M. Dozois
General Counsel and Acting Secretary